SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2001


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          California                       0-27122               94-2900635
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

          150 Rose Orchard Way
          San Jose, California                             95134
(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (408) 432-0888

                                      None

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         This report consists of a press release issued by the Registrant to report the Registrant's financial results for its fiscal second quarter ended December 30, 2000. The press release issued by the Registrant on January 24, 2001 is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                   Description
         -----------                   -----------

         99.1                 Press Release issued on January 24, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADEPT TECHNOLOGY, INC.


Date:  January 25, 2001                     By:/s/ Michael W. Overby
                                               ------------------------
                                            Michael W. Overby
                                            Chief Financial Officer